EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED AUGUST 12, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates the above-referenced Prospectus relating to the All Asset Allocation Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus, and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding (1) name changes and investment sub-adviser (“Adviser”) changes for each of the EQ/Oppenheimer Main Street Opportunity Portfolio (“Opportunity Portfolio”) and the EQ/Oppenheimer Main Street Small Cap Portfolio (“Small Cap Portfolio”) of the Portfolio; (2) new investment policies and strategies for each of the Opportunity Portfolio and the Small Cap Portfolio; and (3) the proposed reorganization of certain Underlying Portfolios of the Trust.

*        *        *        *        *

Effective June 8, 2009, each reference in the Prospectus to the Current Name of the respective Underlying Portfolios is replaced with the corresponding New Name as set forth in the table below:

Current Name	New Name
EQ/Oppenheimer Main Street Opportunity Portfolio	EQ/Common Stock Index II Portfolio
EQ/Oppenheimer Main Street Small Cap Portfolio	EQ/Small Company Index II Portfolio

References to the Opportunity Portfolio and Small Cap Portfolio as Underlying Portfolios in the section of the Prospectus “Information Regarding the Underlying Portfolios and Underlying ETFs” are deleted and replaced with the following:

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EQ/Common Stock Index II Portfolio	Seeks to achieve long-term capital appreciation, before expenses, that approximates the total return performance of the performance of the Russell 3000 Index (“Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	• Derivatives Risk • ETF Risk • Index-Fund Risk • Large-Cap Company Risk • Small-Cap and Mid-Cap Company Risk

EQ/Small Company Index II Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”)	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk

Information Regarding the Proposed Reorganization of Certain Underlying Portfolios

The Board of Trustees of the Trust has approved the forms of Plans of Reorganization and Termination (“Reorganization Plans”), which provide for the reorganization of certain Underlying Portfolios into corresponding Replacement Portfolios of the Trust (each, a Reorganization” and collectively, the “Reorganizations”). Effective September 4, 2009, references to EQ/Ariel Appreciation II Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Real Estate Portfolio, EQ/AXA Rosenberg Value Long/Short Equity Portfolio, EQ/Short Duration Portfolio, EQ/Bond Index Portfolio, EQ/Long Term Bond Portfolio, EQ/Government Securities Portfolio and EQ/Caywood-Scholl High Yield Portfolio as Underlying Portfolios are deleted. Effective September 18, 2009, references to the EQ/Common Stock Index II Portfolio and EQ/Small Company Index II as Underlying Portfolios are deleted.